EXHIBIT 10.58

“*************” DENOTES MATERIAL THAT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDED AND RESTATED AGENCY AGREEMENT

AGREEMENT made as of October 1, 2004 (this “Agreement”) by and between DIAMOND COMIC DISTRIBUTORS, INC. (“Diamond”), a Maryland corporation having an address at 1966 Greenspring Drive, Timonium, Maryland 21093, and MARVEL ENTERPRISES, INC. (“Publisher”), a corporation organized under the laws of the state of Delaware and having an address at 10 East 40th Street, New York, New York 10016.

Preliminary Statements

A.	On April 24, 2001, Diamond and Publisher entered into an Agency Agreement (the “Original Agency Agreement”).

B.	On July 19, 2002, Diamond and Publisher amended the Original Agency Agreement by means of a letter agreement (the “Letter Agreement”).

C.	On March 1, 2003, Diamond and Publisher amended and restated the Original Agency Agreement (as amended by the Letter Agreement) (the “Amended and Restated Agency Agreement”).

D.	Diamond and Publisher now desire to make further amendments to the Amended and Restated Agency Agreement, and to restate the Amended and Restated Agency Agreement, as amended hereby, in its entirety.

In consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Agreement

1.	APPOINTMENT

(a)	Publisher and Diamond agree that, effective as of October 1, 2004 (the “Effective Date”), Diamond is appointed:

(i)	Publisher’s (A) exclusive agent in the US and Canada, and non-exclusive agent throughout the rest of the world, to perform the services of selling, billing, warehousing, shipping, returns handling, and all other appropriate customer services for distribution of Publisher Books (as defined below) to Direct Market Customers (defined below) and Bookstores (as defined below), and (B) non-exclusive agent to perform such services for the distribution of Publisher Books to Specialty Stores (as defined below; Direct Market Customers, Bookstores, and Specialty Stores are referred to collectively as “Distribution Channels”).

(ii)	Diamond shall purchase on a non-returnable, firm-sale basis from Publisher all Publisher Books intended for Diamond’s distribution and resale to (A) Distribution Channels located in the United Kingdom and (B) such other customers serviced by Diamond’s United Kingdom facility as are listed on Schedule A-1 hereto (collectively, “U.K. Distribution Channels”) (Publisher Books described in this subparagraph 1(a)(ii) are referred to as “U.K. Product”) pursuant to the Terms of Sale to Diamond for U.K. Product attached hereto as Schedule A-2 and forming a part hereof. In the event an account located outside the UK Distribution Channels wishes to buy from Diamond’s UK facility, Diamond will request permission from Marvel to allow such and this permission will not be unreasonably withheld. Diamond’s distribution of all U.K. Product shall be (x) in accordance with the distribution rights granted to Diamond by Publisher in the preceding subparagraph 1(a)(i); and (y) limited to Diamond’s distribution and resale to U.K. Distribution Channels.

(iii)	In the event that Publisher believes, in good faith, that any customer listed on Schedule A-1 or Schedule B is acting or has acted as a distributor (i.e., a seller to anyone but an end-user) of Publisher Books received from Diamond, then, upon request by Publisher to Diamond, such customer’s name shall be removed from such schedule.

(b)	As used herein, the following terms shall mean the following:

(i)	“Comic Books” means all English-language comic book titles published by Publisher companies owned at least 51% by Publisher (“Affiliates”) under the “Marvel” trademark or all comic book titles published by Publisher companies which are owned 100% by Publisher, which are intended to be sold through wholesale and retail outlets. “Trade Paperbacks” means all bound trade paperback titles currently published by Publisher and its Affiliates and all bound trade paperback titles published by Publisher and its Affiliates during the term of this Agreement which are comprised of collections of Comic Books.

(ii)	“Bookstores” means (A) those customers that are listed on Schedule C hereto; and (B) all other retailers, wholesalers and libraries, the business of which is primarily the sale or distribution of books, periodicals and book-related products; provided that such term does not include newsstands, Direct Market Customers and Specialty Stores.

(iii)

“Publisher Books” means all Comic Books and Trade Paperbacks, games, and all posters, art books, soft-cover and hardcover books published by Publisher and its Affiliates under the “Marvel” trademark, and any other publications mutually agreed upon by the parties that are not published under the “Marvel” trademark, during the term of this Agreement, which are intended to be sold through wholesale and retail outlets, in each case excluding U.K. Product.

(iv)	“Direct Market Customers” means (A) those customers that are listed on Schedule B hereto; and (B) Hobby Shops.

(v)	“Hobby Shops” means customers which are solicited in advance and which purchase 50 or more comic book titles monthly (as averaged over a three-month period) from a full-line selection on a non-returnable basis; provided that such term shall not include newsstands.

(vi)	“Specialty Stores” means stores the primary purpose of which is the sale of music or video items.

(vii)	“Business Day” means any day other than a day which is a national holiday, a day when national banks generally are closed, or a day on which banks are closed in the District of Columbia.

(c)	Sales of Publisher Books shall be at such prices as are determined by Publisher from time to time in its sole discretion, with such discounts as are determined by Publisher from time to time in its sole discretion, but after consultation with Diamond. Reasonable payment and credit terms for customers shall be established by Diamond, and, because Diamond is establishing all credit terms, Diamond shall be responsible for the collection of all accounts receivable related to sales of Publisher Books by Diamond during the Term and shall assume the responsibility for the bad debt risk; provided, however, that Publisher shall have the right, upon notice to Diamond, to require Diamond to extend credit to a particular customer or to grant such customer more favorable credit terms than those originally agreed to by Diamond, as the case may be, on the condition that Publisher shall assume the entire risk of loss with respect to all sales thereafter to such customer. Notwithstanding the foregoing, Publisher shall assume bad debt responsibility and risk of credit extended for shipping costs in any calendar year for all amounts in excess of the total fees paid to Diamond in that calendar year hereunder. Diamond shall have the right to sue or otherwise seek legal redress against any delinquent customer as to which it has assumed the responsibility for the bad debt risk and to seek recovery of amounts owed, and shall have the right to enter into settlements with such delinquent customer in its reasonable discretion. The terms and conditions of this paragraph do not apply to U.K. Product which is governed by the terms and conditions set forth in the attached Schedule A-2.

(d)	Publisher acknowledges that Diamond’s customers are free to re-sell copies of the Publisher Books purchased from Diamond to any customers that they choose, and such sales, if any, to Diamond’s customers and resales by them will in no way be deemed a breach of this Agreement.

(e)	Diamond shall accommodate Publisher’s reasonable EDI software protocols in carrying out the services to be performed by Diamond pursuant to this Agreement in the manner such services are currently performed.

(f)	Diamond will maintain an on-line order entry system for use by Direct Market Customers in the manner currently maintained, subject to modifications made in Diamond’s discretion which do not adversely affect the services performed hereunder.

(g)	Publisher acknowledges that some of its operational and business decisions have the potential to impact Diamond’s costs for performing the services outlined herein, in a way not contemplated in this agreement. Publisher therefore agrees, with respect to any operational or business decision that, to Publisher’s knowledge, is reasonably likely to have a material impact on Diamond’s costs, to consult with Diamond so that Diamond may make any suggestions as to how to marginalize the impact on Diamond. If any such impact so arises where the reasonable likelihood of its arising was not known, but should have been known, to Publisher, then such consultation shall occur upon notice to Publisher of such impact.

2.	TERM AND TERMINATION.

(a)	The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until August 16, 2007, and thereafter shall only be renewed or extended by a writing executed by both parties. Each consecutive twelve-month period during the Term commencing on August 17, 2001 (the “Commencement Date”) or any anniversary of the Commencement Date is referred to herein as a “Year.”

(b)	Notwithstanding Paragraph 2(a), this Agreement may be terminated as follows:

(i)	Publisher shall have the right to terminate this Agreement at any time effective after the initial 90 days of this Agreement upon 60 days’ prior notice; **************************************************************** ************************** ******************************************************

(A)	****************************************** **************

(B)	******************************************************************************************* *******************************************************************************************

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(ii)	Without prejudice to any other rights and remedies available at law or under this Agreement, either party shall have the right to terminate this Agreement forthwith if the other party commits a material breach of any of the provisions of this Agreement (other than the payment of money) and has not either cured such breach within 28 days after having been requested to do so in writing or, if such breach is not reasonably capable of being cured within 28 days, either (i) has not (X) used best efforts to commence to cure such breach within such 28-day period and (Y) continued to diligently pursue such efforts beyond such 28-day period, or (ii) in any event has not cured such breach within 45 days of having been requested to do so in writing. Either party shall have the right to terminate this Agreement if the other party commits a breach of this Agreement involving the payment of money and has not cured such breach within five (5) days after having been requested to do so in writing.

(iii)	Either party shall have the right to terminate this Agreement immediately in the event that the other party is adjudicated as a bankrupt or insolvent, institutes voluntary proceedings for bankruptcy or reorganization, makes an assignment for the benefit of creditors, applies for or consents to the appointment of a receiver for it or a substantial portion of its property, or admits in writing its inability to pay debts as they become due. Any such termination shall not release either party of any accrued obligations hereunder, including Diamond’s right of offset pursuant to paragraph 2(e) hereafter.

(c)	Promptly upon termination of this Agreement, Publisher will remove at its own expense the inventory of the Publisher Books from Diamond’s distribution center. If Publisher fails to remove such inventory within sixty (60) days after the later of the termination of this Agreement and written demand from Diamond that such inventory be removed, Diamond shall have the right either to dispose of such inventory as it deems best or to destroy such inventory. Except as specifically provided for herein, upon termination of this Agreement for any reason, all distribution rights granted by Publisher to Diamond hereunder shall revert to Publisher.

(d)

In the event of expiration or termination of this Agreement by either party, Diamond shall accept returns of Publisher Books distributed to Bookstores (excluding U.K. Products) for sixty (60) days following the effective date of termination (the “Returns Period”). In no event shall Diamond have any right or obligation to accept any returns after the Returns Period. Diamond may withhold, from amounts otherwise due with respect to sales of Publisher Books to Bookstores made in each of the three (3) full calendar months immediately preceding the effective date of termination or expiration, a percentage of such amounts otherwise due, such percentage to serve as a reserve for returns (the “Return Reserve”) that Diamond may receive from Bookstores during the Returns Period. The percentage referred to in the preceding sentence shall be equal to the following fraction:

(i)	returns of Publisher Books, based on credit value, for the twelve (12) months immediately prior to the effective date of termination or expiration;

divided by

(ii)	gross sales to Bookstores for such twelve-month period.

Any portion of the Return Reserve that is not applied to credits issued for actual returns received by Diamond during the Returns Period shall be owed to Publisher, and any amount by which the Return Reserve is insufficient to cover credits issued for actual returns received by Diamond during the Returns Period shall be owed to Diamond. Diamond shall produce a final settlement statement within sixty (60) days after the end of the Returns Period and the appropriate party will settle the balance within sixty (60) days after such final statement is sent by Diamond. After the Returns Period, Publisher shall pay Diamond any amounts which any customer refuses to pay to Diamond on account of Publisher Books shipped to such customer by Diamond due to any deduction claimed by such customer for returns which such customer makes after the Returns Period or in connection with any dispute over the customer’s right to return any Publisher Books after the Returns Period, but only to the extent that Diamond has not been able to recoup such amount from the Return Reserve or through a credit against amounts due to Publisher from Diamond.

(e)	In the event of termination of the Agreement by either party, Diamond shall have the right to offset any amount owed to Publisher under this Agreement against any amounts owed to Diamond or any affiliate of Diamond under any other agreements with Publisher or its Affiliates. Diamond shall have the right to sell all U.K. Product in accordance with the provisions of this Agreement for a period of 180 days following any termination of this Agreement (the “Sell-Off Period”). After the Sell-Off Period, Publisher shall have the option for 90 days thereafter to purchase from Diamond any and all remaining U.K. Products at their invoiced cost plus any freight costs relating thereto.

3.	INVENTORY

(a)	Diamond shall provide, on a one time basis and at its own expense, trucks to transfer the existing inventory of Publisher Books located at the warehouses of Client Distribution Services, Inc. (“CDS”) in Jackson Tennessee, Publisher’s previous distributor of Publisher Books to Bookstores, and deliver such inventory to Diamond’s distribution centers (the “Distribution Centers”) as soon as practicable after the Effective Date of this Agreement.

(b)	Publisher will deliver to Diamond’s Distribution Centers sufficient copies of Publisher Books to meet the demand therefor as estimated by Publisher from time to time after consultation with Diamond. ************************************* **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** ** ************************************************************************************************* **************************************************************************************************** **************************************************************************************************** **** *********************************************************************************************** ************************* ************************************************************************** **************************************************************************************************** ****** ********************************************************************************************* *************************** ************************************************************************ ************************************************ Diamond, during each given month of the Term, shall pick up from any Publisher supplier or printer that is **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** **************************************************** ********** In the event either Quebecor or Solisco qualifies as a “no cost” printer, Marvel will be responsible for any customs, clearance or other charges resulting from the printers being located in Canada versus the United States. Marvel will promptly notify Diamond of any anticipated change (compared to the previous month) in pick-up locations.

(c)

Marvel shall retain title to Publisher Books until such title transfers to the Direct Market Customer, Bookstore or Specialty Store, as applicable, and Diamond shall have no obligation to insure against, nor bear liability for, any loss due to damage to, destruction of, or inventory shrinkage of, Publisher Books while they are located at the Distribution Centers if such loss results from: (i) Normal Shrinkage (as defined below in this paragraph); (ii) damage or shortages caused by the printer, where Diamond has provided Publisher with a receivings report indicating such damage or shortage, and supporting documentation, within ten (10) Business Days of Diamond’s receipt of the Publisher Books, or, if customers have reported damages, or, with respect to Trade Paperbacks only, if Diamond discovers such damages amongst stored and unopened boxes, after such 10-Business-Day period, where Diamond has provided Publisher with documentary proof that the damages in question were caused by the printer; (iii) Bookstore damages defined as Publisher Books returned from Bookstores in an unsaleable condition; or (iv) events outside of Diamond’s control, including without limitation those described in paragraph 13 below (“Force Majeure”). Diamond, however, is responsible for and shall (as set forth in subparagraph (d) below) insure against all other loss due to damage to, destruction of, or inventory shrinkage of, Publisher Books while they are located at the Distribution Centers. “Normal shrinkage” means: (i) with respect to Comic Books, up to ********* percent (****%) of the total number of copies of Comic Books received at the Distribution Centers during each Year; (ii) with respect to Trade Paperbacks, up to ***** percent (****%) of the total number of Trade Paperbacks received at the Distribution Centers during each Year; and (iii) with respect to any single Comic Book issue or Trade Paperback publication, up to **** percent (*****%) of the total number of copies of such issue or publication. The amount of Diamond’s liability under this Paragraph 3(c) shall not exceed the actual costs incurred by Publisher for the copies that are lost or damaged; ************************************************************************************** **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** **************************************************************************************************** ********************************************* ************** The terms and conditions of this paragraph do not apply to U.K. Product which is governed by the terms and conditions set forth in the attached Schedule A-2.

(d)	During the Term (including any renewal terms), Diamond shall provide and maintain insurance against damage to and loss of copies of Publisher Books warehoused at the Distribution Centers for which Diamond is liable under this Agreement, naming Publisher as an additional insured. The amount payable under such policy for damage or loss of copies of Publisher Books shall be equal to Publisher’s average selling price to the Direct Market Customers or Bookstores, as the case may be, (less any distribution fees that would have been charged in respect thereto). At Publisher’s request, Diamond will provide Publisher with insurance certificates evidencing such insurance coverage of Publisher’s inventory.

(e)	As the authorized distributor of Publisher Books as described in paragraph 1(a), Diamond is authorized to collect and remit U.S. and foreign sales and use tax, on behalf of Publisher, on all sales of Publisher Books anywhere in the world where such taxes are applicable (i.e. where sales are not exempt under any statute, regulation or exemption under applicable law) and shall provide Publisher with proof of payment and appropriate documentation .

4.	DIAMOND’S SERVICES.

(a)	Direct Market Customers.

Diamond will render a statement of account to Publisher ***** days following each Fiscal Week (which term shall refer to the weekly period beginning on a Tuesday and ending on a Monday, for Publisher Books scheduled to be on sale (the “On-Sale Date”) the Wednesday following the end of such period) for all sales of Publisher Books to the Direct Market Customers invoiced during such Fiscal Week. (Procedures for U.K. Product are set forth in Schedule A-2.) Diamond will remit payment to Publisher by wire transfer for each Fiscal Week not later than ***** days after the On-Sale Date relating to such Fiscal Week, in an amount equal to Diamond’s Gross Direct Market Billings (as defined below) during the relevant Fiscal Week, less the following:

(i)	credits for actual returns, shortages and damage claims of Publisher Books from Direct Market Customers in accordance with Publisher’s written return policy specified in Publisher’s terms of sale for which Diamond has not previously received credit;

(ii)	Diamond’s distribution fees for such sales as provided in paragraph 5;

(iii)	actual freight charges incurred by Diamond in shipping copies of Publisher Books to Direct Market Customers as previously approved by Publisher;

(iv)	actual costs incurred by Diamond for import duties, tariffs and other costs (including shipping costs) related to shipping Publisher Books to the Direct Market Customers located outside of the United States and Canada; and

(v)	**************************************** ****************************************

The term “Gross Direct Market Billings” means the aggregate gross billings by Diamond to Direct Market Customers in connection with fulfillment of orders for Publisher Books (exclusive of any prepaid transportation, insurance, and taxes included on customer invoices).

(b)	Bookstores and Specialty Stores.

Diamond will render a statement of account to Publisher ***** days following each calendar month for all sales of Publisher Books to Bookstores and Specialty Stores for such month. Diamond will remit payment to Publisher for each calendar month ***** days after the end of such calendar month in an amount equal to Diamond’s Gross Bookstore Billings (as defined below) during the relevant month, less the following:

(i)	credits for actual returns, shortages and damage claims of Publisher Books from Bookstores and Specialty Stores for which Diamond has not previously received credits;

(ii)	Diamond’s distribution fees for sales to Bookstores and Specialty Stores as provided in paragraph 5;

(iii)	actual freight charges incurred by Diamond in shipping copies of Publisher Books to Bookstores and Specialty Stores as previously approved by Publisher;

(iv)	actual costs incurred by Diamond for import duties, tariffs and other costs (including shipping costs) related to shipping Publisher Books to Bookstores and Specialty Stores located outside of the United States and Canada;

(v)	the Co-op Fee as set forth in Section 4(d);

(vi)	**********************************; and

(vii)	****************************************************************************

The term “Gross Bookstore Billings” means the aggregate gross billings by Diamond to Bookstores and Specialty Stores for Publisher Books (exclusive of any prepaid transportation, insurance, and taxes included on customer invoices). The terms “Gross Direct Market Billings” and “Gross Bookstore Billings” shall be collectively referred to herein as “Gross Billings”.

(c)	Catalogs.

(i)	Direct Market Catalog Produced by Diamond.

During the Term, Diamond, subject to subparagraph 4(b)(ii) below, shall produce a monthly catalog for distribution to Direct Market Customers *************************************************************************** ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************ ************************************************************************************************

************************************************************************************************ Diamond shall be responsible for, and shall bear the cost of, printing and distributing copies of each edition of the Direct Market Catalog to Direct Market Customers. Diamond shall also produce and distribute to Direct Market Customers, at its own cost, order forms for inclusion in or with the Direct Market Catalog.

(ii)	Direct Market Catalog Produced by Publisher.

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(iii)	Certain Characteristics of Publisher Catalogs.

(A)	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

(B)	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

(C)	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

(D)	******************************************************************************************** ********************************************************************************************

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(E)	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

(F)	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

(G)	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

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(d)

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(e)	Co-op Fees.

Diamond shall be entitled to a fee (the “Co-op Fee”) equal to ********** ***************** The Co-op Fee shall be used for cooperative promotions conducted by Bookstores which include Publisher Books. Such promotions shall be negotiated by Diamond, upon consultation and agreement with Publisher. The Co-op Fee shall be deducted by Diamond from the periodic payments to be made by Diamond to Publisher pursuant to paragraph 4(a)************************** **************************************************************************************************** ****************************************************************************************************

(f)	Other Services.

Diamond shall provide the following services at no charge to Publisher:

i.	Diamond shall insert a reasonable amount of Publisher solicitation and POS materials into the weekly Comic Book shipments in a manner reasonably acceptable to Publisher.

ii.	Provide Publisher with copies of all customer service call reports specific to Publisher.

iii.	Use reasonable efforts to include “first look” books with weekly Comic Book shipments provided Publisher makes them available to Diamond so that it can be delivered to Distribution Centers by the Saturday prior to the Wednesday release date.

iv.	Provide Publisher with monthly perpetual inventory reports on all Publisher Books in inventory. A dedicated Direct Market Customer Account representative, and

v.	Ship Publisher product to Publisher not for resale provided that Publisher will reimburse Diamond actual out-of-pocket shipping costs.

5.	DIAMOND DISTRIBUTION FEES.

Diamond shall receive distribution fees for each applicable Fiscal Week as set forth below, provided that Diamond shall receive no distribution fee on any sale made in connection to any U.K. Product:

A.	For Gross Billings, a fee at the following rates: ************************************************************** **************************************************************************************************** **************************************************************************************************** ****************************************************************************************************

B.	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

C.	******************************************************************************************** ******************************************************************************************** ******************************************************************************************** ********************************************************************************************

Such fees shall be deducted by Diamond from the periodic payments to be made by Diamond to Publisher pursuant to paragraph 4. Diamond agrees that in the event it should distribute other printed material for Publisher, including trading cards, games and posters, it will charge the distribution fees relating to Comic Books set forth herein for such other products.

6.	EXCESS CREDITS.

If Diamond delivers to Publisher any statement of account pursuant to paragraphs 4(a) or (b) showing an amount (an “Excess Credit”) by which the combined credits, fees and charges properly deductible by Diamond from the Gross Billings to any Distribution Channel for any periodic accounting period exceed the Gross Billings from such Distribution Channel in such accounting period, Diamond may elect to offset the amount of such Excess Credit against any payments due from Diamond under this Agreement until the full amount of such Excess Credit has been offset by Diamond against payments due from Diamond. In the event that Diamond is unable to offset all of its Excess Credits in such manner as of the last day of any calendar month, then Diamond may deliver a written request to Publisher for payment of an amount equal to all of Diamond’s unused Excess Credits and such amount shall be paid to Diamond within 15 days following receipt by Publisher of such notice.

7.	REPORTING.

Diamond will supply Publisher with access to and/or copies of all regularly available sales and inventory reports concerning Publisher Books, and all sales reports concerning U.K. Product, at least weekly. *************************************************************************************************** Diamond shall upon reasonable advance notice but not more frequently than twice in any calendar year (unless a material problem is found during an audit), permit Publisher or its certified public accountants to review the books and records of Diamond as they relate to Publisher Books and U.K.

Product and such other materials as they reasonably request to determine the correctness of reports and accounting made hereunder; provided, however, that if Publisher shall discover an actual deficiency for any accounting period of five percent (5%) or more of the total reported amounts during a fiscal quarter or quarters by any such examination and/or audit, Diamond shall pay to Publisher the reasonable cost of such examination and/or audit. Publisher understands and agrees that Diamond shall have the right to limit access to information concerning Publisher’s competitors to independent accountants.

8.	REPRESENTATIONS, WARRANTIES AND INDEMNITY.

(a)	Publisher warrants and represents to Diamond (i) that it owns or is licensee of the copyrights to the Publisher Books and U.K. Product (ii) that it has the right to enter into and lawfully perform this Agreement (iii) that it has not granted to any third party any of the rights granted to Diamond hereunder or any rights adverse to or inconsistent with the rights granted hereunder; and (iv) that Publisher has paid, and will continue to pay as and when required, all royalties and other amounts due to authors or authors’ representatives with respect to sales of the Publisher Books and U.K. Product.

(b)	Publisher shall indemnify and hold harmless Diamond, and its officers, directors, shareholders, employees, agents, licensees, representatives, affiliated companies and purchasers of copies of the Publisher Books and U.K. Product from and against any and all claims, losses, liabilities, suits or costs (including without limitation reasonable attorneys’ fees) arising out of any breach or alleged breach or any falsity or alleged falsity of any of the foregoing warranties or representations of Publisher or in the event of any third party claim arising from the contents of any of the Publisher Books and U.K. Product, the breach of any of the obligations of Publisher hereunder, including but not limited to claims of infringement of copyright or proprietary rights of any third party or arising from the termination by Publisher of Client Distribution Services or any other person or entity providing distribution services to Publisher. Diamond shall promptly notify Publisher of any claim for indemnification; provided that the failure to give such prompt written notice shall not rescind or revoke Publisher’s obligation to indemnify but shall only reduce the amount of the indemnification to the extent that Publisher is materially prejudiced by such delay. Publisher shall have sole control over the defense or settlement of any third party action, suit, proceeding or claim provided that any settlement involving more than the payment of money by Publisher shall require the consent of Diamond, which consent shall not be unreasonably withheld or delayed.

(c)	Diamond warrants and represents that it has the right to enter into and lawfully perform this Agreement.

(d)	Diamond shall indemnify and hold harmless Publisher, and its officers, directors, shareholders, employees, agents, licensees, representatives,

affiliated companies from and against any and all claims, losses, liabilities, suits or costs (including without limitation reasonable attorneys’ fees) arising out of any breach or alleged breach or any falsity or alleged falsity of any of the foregoing warranties or representations of Diamond or any third party claim arising from the breach or alleged breach of any of the obligations or agreements of Diamond hereunder. Publisher shall give Diamond prompt written notice of any claim for indemnification; provided that the failure to give such prompt written notice shall not rescind or revoke Diamond’s obligation to indemnify but shall only reduce the amount of the indemnification to the extent that Diamond is materially prejudiced by such delay. Diamond shall have sole control over the defense or settlement of any third party action, suit, proceeding or claim provided that any settlement involving more than the payment of money by Diamond shall require the consent of Publisher, which consent shall not be unreasonably withheld or delayed.

(e)	Publisher and Diamond shall each promptly notify the other of, and fully cooperate in the defense of, any claims, demands, actions or proceedings to which the provisions of this paragraph 8 are applicable.

(f)	The provisions of this paragraph 8 shall survive termination of this Agreement.

9.	GOVERNING LAW.

This is the entire Agreement of the parties concerning the subject matter hereof and shall be governed by the internal laws (and not the principles of conflict of laws) of the State of New York applicable to contracts made and to be performed wholly within that State.

10.	AMENDMENT OR TERMINATION.

No agreement shall be effective to change, modify, waive, release, amend, terminate, discharge or effect an abandonment of this Agreement, in whole or in part, unless such agreement is in writing, refers expressly to this Agreement and is signed by the party against whom enforcement of the change, modification, waiver, release, amendment, termination, discharge or effectuation of the abandonment is sought.

11.	CONFIDENTIALITY.

The parties shall keep the terms of this Agreement confidential and shall not disclose such terms to third parties except as required to carry out its terms or as otherwise required by law; provided that Diamond shall have the limited right to disclose some information contained herein pursuant to most favored nation clauses in agreements executed prior hereto but that it shall limit such disclosure as much as possible. The parties agree not to issue any press release or other public statements concerning this agreement or the transactions contemplated hereby without the consent of the other; provided that each party is permitted to make, after consultation with the other, such disclosures or statements as that party’s counsel deems necessary to maintain compliance with any applicable federal, state or local laws or regulations or any rules or regulations of any stock exchange.

12.	NOTICES.

All notices and other communications under this Agreement shall be in writing and deemed given if delivered personally, by courier service, by fax, or by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Diamond, to:	Diamond Comic Distributors, Inc. 1966 Greenspring Drive Timonium, Maryland 21093 Attention: Stephen A. Geppi, President

If to Publisher, to:	Marvel Enterprises, Inc. 10 East 40th Street New York, New York 10016 Attention: Executive Vice President, Operating

With a copy to:	Marvel Enterprises, Inc 10 East 40th Street New York, NY 10016 Attention: Corporate Counsel

All notices given hereunder shall be deemed given at the time of receipt by personal delivery or reputable courier service or telecopy, or, if mailed by registered mail prepaid with return receipt requested, on the earlier of actual receipt as shown by the registry receipt.

13.	FORCE MAJEURE.

Neither party shall be liable for any loss or damage if such party is unable to perform its obligations hereunder, or if its performance hereunder is delayed, by causes beyond its control, including, but not limited to, fire, strikes, labor disputes, acts of God or acts of government.

14.	NO ASSIGNMENT.

This Agreement may not be assigned by Diamond without the written consent of Publisher. Any purported assignment of this Agreement in contravention of the preceding sentence shall be null and void. This Agreement shall be binding upon Publisher and any successor to the publishing business of Publisher.

15.	ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among Diamond and Publisher with respect to the subject matter hereof. The parties agree that the Amended and Restated Agency Agreement is hereby amended, restated, and consolidated in its entirety by this Agreement.

IN WITNESS WHEREOF, the parties have placed their hands the day and year first above written.

DIAMOND COMIC DISTRIBUTORS, INC.

By:	/s/ Charles Parker
Title:	Vice President
Date:	August 23, 2004

MARVEL ENTERPRISES, INC.

By:	/s/ Allen S. Lipson
Title:	President & Chief Executive Officer
Date:

SCHEDULE A-1

DISTRIBUTION CHANNELS SERVICED BY THE U.K. FACILITY

BUT NOT LOCATED WITHIN THE UNITED KINGDOM

[****]

[12 pages of Schedule A-1 have been omitted and filed separately with the

Securities and Exchange Commission pursuant to a request for confidential treatment.]

SCHEDULE A-2

TERMS OF SALE TO DIAMOND FOR U.K. PRODUCT

These Terms of Sale regarding U.K. Product purchased by Diamond from Publisher shall be deemed fully incorporated in the Second Amended and Restated Agency Agreement (“Underlying Agreement”) to which this Schedule “A” is attached, and these Terms of Sale and the Underlying Agreement shall herein be collectively referred to as the “Agreement”. Unless expressly provided to the contrary herein, all terms shall have the same respective meanings as set forth in the Underlying Agreement and to the extent that any provision of these Terms of Sale conflicts with any provision of the Underlying Agreement, the Underlying Agreement shall control.

1.	TERMS AND CONDITIONS:

a.	Purchase of U.K. Product: Diamond shall purchase on a non-returnable, firm-sale basis from Publisher all U.K. Product (as defined in the Underlying Agreement) pursuant to the terms and conditions contained herein.

b.	Distribution of U.K. Product: Diamond agrees that all U.K. Product purchased hereunder shall be for Diamond’s distribution solely to U.K. Distribution Channels, subject to all the terms and conditions of the Underlying Agreement, and that Diamond shall not sell U.K. Product outside of any U.K. Distribution Channels.

c.	Non-returnable: All sales of U.K. Product are on a firm basis and are final. Accordingly, all items of U.K. Product purchased from Publisher by Diamond are non-returnable.

2.	PRICING AND PAYMENT:

a.	Pricing: For each U.K. Product purchased by Diamond, Diamond shall pay to Publisher (in U.S. Currency), a sum (the “Purchase Price”) equal to *********************** for each such copy. No set-offs, fees, charges or deductions of any kind may be taken in the determination of such payment to Publisher, except for adjustments for shortage and damage claims of Diamond pursuant to Sections 3(c) and 3(d) of this Schedule A. In the event that Diamond sets a retail price for any U.K. Product that is not greater than the Purchase Price, Publisher shall have the right to purchase such U.K. Product from Diamond at the Purchase Price FOB UK.

b.	Payment: Diamond will render a statement of account to Publisher within ********* Days following each Fiscal Week for all U.K. Product purchased by Diamond during such Fiscal Week. Diamond will remit payment to Publisher by wire transfer for each Fiscal Week not later than ****** days after the date during such Fiscal Week that Publisher has previously set as the On-Sale Date with respect to such U.K. Product, in an amount equal to the Purchase Price for the relevant Fiscal Week.

SCHEDULE B

DIRECT MARKET CUSTOMERS — (schedule B consists of two parts)

i.	The original schedule B from the July 19th 2002 Letter Amendment to the Agency Agreement between Marvel and Diamond dated April 24th 2001.

[****]

[116 pages of Schedule B-i have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

ii.	Supplemental listing as of June 4, 2003, the date of execution of this Second Amended and Restated Agency Agreement.

[****]

[22 pages of Schedule B-ii have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment]

SCHEDULE C

BOOK MARKET EXCLUSIVE CUSTOMERS

Cust No	Parent No	Cust Name	State

[****]

[5 pages of Schedule C have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]